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                                                                   Exhibit 10.20

                              CONSULTING AGREEMENT

                                  __________


This Agreement is entered into by and between AECOM Technology Corporation (the "Company") a Delaware corporation with headquarters in Los Angeles, California and John W. Downer ("Downer").


                                  I. RECITALS
                                     --------

1.01  Former Employee and Consultant. Downer has been a valued executive and
      ------------------------------
      Group Chairman of Guy Maunsell International Limited, a member of the Maunsell Group which was recently merged with a wholly owned subsidiary of the Company. Downer has acquired substantial expertise in the areas of Maunsell and the Company's business and professional activities and is agreeable to a consulting role with the Company.

1.02  Company's Need for Future Services. The Company desires to utilize the
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      services of Downer in the form of consulting services (the "Services") on the terms hereinafter set forth.

                                II. ENGAGEMENT
                                    ----------

2.01  Term. The Company hereby engages Downer as the Company's consultant to
      ----
      advise and assist the Company in various capacities as provided herein and as may be agreed upon by the Parties, on a schedule mutually acceptable to the Parties, for a term commencing April 19, 2000, and terminating April 18, 2002. This agreement may be extended in annual or semi-annual increments upon the mutual consent of the Parties.

2.02  Services. Downer shall perform Services enumerated in Schedule A hereto.
      --------

2.03  Consulting Fee. For the Services outlined in Schedule A, Company will pay
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      to Downer an annual fee of one hundred twenty thousand dollars (U.S.), payable in advance, in Hong Kong, in monthly installments of ten thousand dollars, in such currency as Downer may designate, at the exchange rate available at the time of payment under the Company's revolving credit facility as the same may be amended from time to time. This amount shall include any retainers or meeting fees that Downer would otherwise be entitled to based upon his service on the Company's board of directors and any committees thereof.

2.04  Expenses. The Company will reimburse Downer for all necessary and
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      reasonable expenses incurred and invoiced directly in the performance of his duties hereunder, including approved travel and entertainment, and travel-related expenses connected with the services performed pursuant to
      Section 2.02 hereof, including first class international travel.

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2.05  Title and Status. It is anticipated that, while these are elected
      ----------------
      positions, Downer will serve for the term of this Agreement as Chairman of Maunsell and as a member of the Company's Board of Directors. Downer shall not be considered as having employee or officership status with Company, or as being entitled to participate in any way whatsoever in any salary, automobile reimbursement, medical, dental, insurance, or other employer plans, arrangements, or benefits, except that Downer shall be entitled to those benefits and plan participations for which members of the Company's Board of Directors are eligible.

2.06  Indemnification. The Company shall indemnify Downer and hold Downer
      ---------------
      harmless against any legal action and liability, which may occur with respect to Downer's services under the Agreement, to the fullest extent permitted the Company's Bylaws. The provisions of this Section 2.06 shall survive the expiration or earlier termination of this Agreement.


          III. COMPLIANCE WITH APPLICABLE LAW AND BUSINESS STANDARDS
               -----------------------------------------------------

3.01  Laws, Regulations, Code of Business Practices. In performing his
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      responsibilities under this Agreement, Downer shall comply with AECOM
      Technology Corporation's policies, directive and codes of business conduct, which includes (but is not limited to) compliance with the United States Foreign Corrupt Practices Act of 1977 and the laws, regulations, and administrative decrees of any foreign country (unless compliance would violate the laws of the United States of America).

3.02  Affidavits. Downer acknowledges the requirement that affidavits, in the
      ----------
      form and substance acceptable to the Company, must be executed periodically by the Company's overseas consultants, and Downer agrees to promptly execute such affidavits upon request. Upon execution of this Agreement, Downer will execute the Affidavit attached as Appendix A hereto, which is incorporated herein by reference.

3.03  Company Requests. Downer agrees to promptly respond to requests from the
      ----------------
      Company and its duly authorized representatives concerning compliance with the terms of this Agreement, including reasonable requests for data and other relevant information.

3.04  Termination. In the event that either party hereto breaches this Agreement
      -----------
      and such breach continues uncured for a period of thirty (30) days after written notice thereof from the non-breaching party to the breaching party, the non-breaching party may, without further notice to the breaching party, immediately terminate this Agreement. Notwithstanding the foregoing, this Agreement will automatically terminate, without any notice from or action by the Company, if Downer becomes an employee or an official of any government or any political party or becomes a candidate for political office.


                         IV. MISCELLANEOUS PROVISIONS
                             ------------------------

4.01  Notices. Any and all notices to any of the parties hereto provided for or
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      permitted under this

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      Agreement or by law shall be given in writing by personal delivery, telecopier, or overnight delivery service, addressed to such party at the address set forth below or otherwise designated by such party for such purpose, and shall be effective upon actual receipt or, if given by overnight delivery service, as of two (2) days after placing such notice with such overnight delivery service:

                    Company:      AECOM Technology Corporation
                                  3250 Wilshire Boulevard
                                  Los Angeles, CA 90010
                                  Attention: General Counsel
                                  Telecopier: (213) 380-2105

                    Downer:       John W. Downer
                                  30b Valverde
                                  May Road
                                  Hong Kong

4.02  Amendment. This Agreement may be amended, modified or altered only by a
      ---------
      writing executed by the Company, acting by a duly authorized officer, and by Downer.

4.03  Entire Agreement. This Agreement contains the sole, only, and entire
      ----------------
      agreement of the parties hereto relating to the subject matter hereof and correctly sets forth the rights, duties and obligations of each to the other as of the date hereof. Any prior agreements, promises, negotiations, practices, or representations not expressly set forth in this Agreement are of no force or effect.

4.04  Law Governing. This Agreement shall be governed by and interpreted under
      -------------
      the laws of the State of California, without giving effect to the doctrine of conflict of laws.

4.05  Execution in Counterparts. This Agreement may be executed in any number of
      -------------------------
      identical counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                                          "COMPANY"

                                          AECOM TECHNOLOGY CORPORATION, a
                                          Delaware corporation


                                          By: /s/ Richard G. Newman
                                              -------------------------
                                                  Richard G. Newman

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                                          "DOWNER"

                                                /s/ John W. Downer
                                          -----------------------------
                                             John W. Downer

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                                  SCHEDULE A
                                  ----------



Pursuant to Section 2.02 of this Agreement, as requested by the Company:

Downer shall represent the Company and/or its subsidiaries in functions and programs of civic, charitable, professional, educational, and business and industry groups when it is believed to be advantageous to the Company.

Downer shall consult with the Chairman/Chief Executive Officer, the other executives of the Company, and other senior management of the Company's operating companies from time to time.

Downer shall assist the Company and its operating companies in connection with current or prospective international clients and projects.

While these are elected positions, it is anticipated that Downer will serve on the Company's Board of Directors, chair its Nominating Committee, and serve on its eBusiness and Strategic Planning Committees.

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                                 Appendix "A"

                            AFFIDAVIT OF CONSULTANT


          The Undersigned hereby certifies that, during the fiscal year ended September 30, 1999, and at the date of the signing hereof, he has not, and during the term of his engagement will not have:

(i) Been an officer or employee of the United States or any foreign government or any department, agency or instrumentality of any such government.

(ii) Been acting in an official capacity for or on behalf of the United States or any foreign government, or any department, agency or instrumentality of any such government.

(iii) Been a representative or official of any United States or foreign political party.

(iv) Been a candidate for political office in the United States or any other country.

(v) Been subject to any duty to or agreement with any governmental agency or any other person or entity that is in conflict with, or that would prevent him from performing, his responsibilities hereunder.

(vi) Returned funds paid to the Undersigned by AECOM Technology Corporation ("AECOM"), or any of its subsidiaries, to AECOM or its subsidiaries, nor to any director, officer, employee of AECOM or of any of its subsidiaries or affiliates.

(vii) Offered funds paid to the Undersigned by AECOM Technology Corporation ("AECOM"), or any of its subsidiaries, to any political party, any official of any government or political party, or any candidate for public office, directly or indirectly, to influence any official act or decision of such person or of any government or instrumentality of a government.

(viii) Made any payments from or attributable to funds paid to him by AECOM or any of its subsidiaries or affiliates which the Undersigned knows were or are illegal either, in the United States or in any jurisdiction in which such payment has been or may be made.

(ix) Requested any payments to the Undersigned in a manner that violates the tax or foreign exchange laws of the United States or any foreign countries.

(x) Knowingly made any false or artificial entries on the books or the records of the Undersigned that in any way relate to the consulting services or any consulting fee
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         of other payment received by him from the Company.

DATED this 8 day of June, 2000.


                                                       /s/ John W. Downer
                                                  ---------------------------
                                                  John W. Downer

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